UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

    Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

    55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

    Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2010

Annual Repor t

Legg Mason

ClearBridge

Aggressive

Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Aggressive Growth Fund

Fund objective

The Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Aggressive Growth Fund for the twelve-month reporting period ended August 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 24, 2010

Legg Mason ClearBridge Aggressive Growth Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the twelve months ended August 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Starting with August, the manufacturing sector has expanded thirteen consecutive months. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July. However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, July and August, more than 475,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 175,000, 54,000 and 54,000 jobs in June, July and August, respectively. The unemployment rate also rose in August to 9.6%, versus 9.5% in July.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2%, 7.1% and 27% in May, June and July, respectively. Sales then rose 7.6% in August and the inventory of unsold homes was an 11.6 month supply at the current sales level, versus a 12.5 month supply in July. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.6% in July. This marked the fourth straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first two-thirds of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, before another “flight to quality” occurred in August.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in September 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition, due to signs that economic growth was moderating toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to

IV	Legg Mason ClearBridge Aggressive Growth Fund

Investment commentary (cont’d)

purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Equity market review

Stock prices, as measured by the S&P 500 Indexvi (the “Index”), moved higher during six of the first eight months covered by this report. The market’s ascent was the result of a number of factors including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May, as it declined more than 10%. This marked the first correction since November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then experienced another setback in August, triggered by fears that the economy might slip back into recession. All told, the Index returned 4.91% over the twelve months ended August 31, 2010.

Looking at the U.S. stock market more closely, during the twelve months ended August 31, 2010, mid-cap stocks generated the best returns, with the Russell Midcap Indexvii gaining 12.32%. In contrast, the small-cap Russell 2000viii and the large-cap Russell 1000ix Indices rose 6.60% and 5.55%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 6.21% and 5.08%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in common stocks of companies we believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Indexi. The Fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Fund’s assets may be invested in the securities of such companies. The Fund may invest up to 25% of its assets in foreign securities.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks. When evaluating an individual stock, we consider whether the company may benefit from:

•	New technologies, products or services

•	New cost reducing measures

•	Changes in management

•	Favorable changes in government regulations

Q. What were the overall market conditions during the Fund’s reporting period?

A. At the start of the Fund’s fiscal year in September of 2009, the domestic stock market was in the midst of a strong recovery following multi-year lows set in March of that year. While not evident to people at the time, the market lows of March would precede the official end of the recession by three months (after the close of the reporting period on September 20, 2010, the National Bureau of Economic Research declared the recession officially ended in June of 2009). We have often written that it is the action of the stock market itself that is the best foreteller of changes in economic activity.

The robust rally continued into early 2010, when a sharp, short-term decline, which some tied to worries over the strength of the ever-increasingly important Chinese economy and concerns over sovereign debt from various European countries, caused the first significant market correction since the primary bull market began. Following the short pullback, the rally resumed as corporate America continued to report a dramatic recovery in corporate profits in spite of a disappointingly weak employment environment. The market reached new recovery highs in April, only to be followed by a longer, more severe setback that led many market participants to question both the strength of the economic recovery and the level playing field of the stock market following the “flash crash” of May 6th, where major market indices lost over 9% in just minutes, before a partial rebound. The averages reached their lows for the year in July, with most averages declining as much as 15% from their April highs. Market sentiment indicators recorded some of their most pessimistic readings since the lows of March 2009, which, from a contrary standpoint, could be viewed as a bullish sign.

Q. How did we respond to these changing market conditions?

A. We made no significant changes to the Fund’s discipline or strategy during the past year. For over twenty-five years, the Fund’s time-tested approach has navigated many volatile markets by focusing on the fundamentals of the companies that we hold.

We have continued to emphasize bottom-up stock selection in our construction of a portfolio featuring what we consider to be dominant franchises, with primarily self-financing business models that we believe are best able to grow their earnings and cash flows on a sustainable basis. During the reporting period, we made only minor adjustments to the Fund’s portfolio but continued to vigilantly monitor our existing holdings while seeking out exceptional values and opportunities to buy strong companies whose valuations were significantly depressed for reasons unrelated to their fundamentals.

In our view, the stock market has undergone a moderate, but much-needed, correction within an ongoing, primary bull market that began in March of 2009. We continue to want to own companies that we believe can grow despite a challenging economic backdrop. As in the past, we have continued to look for those companies that have strong balance sheets and the ability to generate significant free cash flow. We have seen a number of our holdings pursue share buyback initiatives to take advantage of cheap valuations on their stock. We want to own companies that can take market share through strategic investments during a difficult time. We have a portfolio full of companies that, in many cases, have been growing faster than the market while trading at

2	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Fund overview (cont’d)

valuations below the market, with generous amounts of cash on hand. In short, at the close of the reporting period, we remain fully invested.

Performance review

For the twelve months ended August 31, 2010, Class A shares of Legg Mason ClearBridge Aggressive Growth Fund, excluding sales charges, returned 6.72%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Indexii, returned 6.21% over the same time frame. The Lipper Multi-Cap Growth Funds Category Average1 returned 6.88% for the same period.

Performance Snapshot as of August 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason ClearBridge Aggressive Growth Fund:
Class A	-6.67%	6.72%
Class B	-6.59%	6.31%
Class C	-6.81%	6.24%
Class FI	-6.75%	6.63%
Class R	-6.85%	6.47%
Class I	-6.55%	7.09%
Class IS	-6.49%	7.22%
Russell 3000 Growth Index	-4.55%	6.21%
Lipper Multi-Cap Growth Funds Category Average[1]	-3.67%	6.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended August 31, 2010 for Class A, B and C shares would have been -6.76%, -7.21% and -7.08%, respectively; the returns for the twelve months ended August 31, 2010 for Class A, B and C shares would have been 6.63%, 5.60% and 5.94%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated December 29, 2009, the gross total operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.35%, 2.31%, 1.93%, 1.30%, 1.42%, 0.88% and 0.75%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 1.30% for Class FI shares, 1.55% for Class R shares and 1.00% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those of Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund’s positions in all but one sector contributed positively to performance for the period. The greatest contributions to absolute return came from the Fund’s holdings in the Consumer Discretionary, Health Care and Information Technology (“IT”) sectors, while the smallest came from the Materials, Industrials and Financials sectors.

Relative to the benchmark, the Fund’s overall stock selection contributed positively to performance, particularly in the Health Care, Consumer Discretionary, IT and Financials sectors. The Fund’s overweight position in the Consumer Discretionary sector (which outperformed the benchmark) and its underweights in the IT and Financials sectors (which underperformed the benchmark) also helped relative performance.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Core Laboratories N.V. in the Energy sector, SanDisk Corp. in the IT sector, Genzyme Corp. and UnitedHealth Group Inc., both in the Health Care sector, as well as Cablevision Systems Corp. in the Consumer Discretionary sector.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended August 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 478 funds for the six-month period and among the 448 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	3

Q. What were the leading detractors from performance?

A. On an absolute basis, only the Fund’s positions in the Energy sector detracted from performance for the period. Relative to the benchmark, the Fund’s overall sector allocation hurt performance, particularly its overweights to the Health Care and Energy sectors (which underperformed the benchmark) and its underweight to the Industrials sector and lack of exposure to the Consumer Staples and Telecommunication Services sectors (which outperformed the benchmark). Stock selection in both the Energy and Industrials sectors also detracted from performance in comparison with the benchmark.

In terms of individual Fund holdings, leading detractors from performance for the period included Weatherford International Ltd. and Anadarko Petroleum Corp., both in the Energy sector, Amgen Inc. in the Health Care sector, as well as Seagate Technology PLC and Nokia Corp. (ADR), both in the IT sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we did not establish any significant new positions in the Fund’s portfolio, but there were a number of corporate actions that resulted in changes to our existing Consumer Discretionary sector positions, specifically several media stocks. Our holding, Liberty Media Corp. — Entertainment (Series A Shares) split off shares of Liberty Media Corp. — Starz (Series A Shares) during the period, while another media company holding, Cablevision Systems Corp., spun off shares of Madison Square Garden, Inc. Additionally, the DirecTV Group, Inc. completed a merger with an existing Fund holding, Liberty Entertainment, Inc., which had been previously split off from Liberty Media Corp. — Entertainment (Series A Shares).

Thank you for your investment in Legg Mason ClearBridge Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

Portfolio Manager

ClearBridge Advisors, LLC

Evan Bauman

Portfolio Manager

ClearBridge Advisors, LLC

September 20, 2010

RISKS: The Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of August 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Genzyme Corp. (7.3%), UnitedHealth Group Inc. (7.3%), Biogen Idec Inc. (7.2%), Anadarko Petroleum Corp. (6.3%), Amgen Inc. (5.9%), Weatherford International Ltd. (5.7%), Cablevision Systems Corp., New York Group, Class A Shares, (4.5%), Comcast Corp., Special Class A Shares (4.4%), Forest Laboratories Inc. (4.0%) and Core Laboratories N.V. (3.5%). Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2010 were: Health Care (38.3%), Consumer Discretionary (18.5%), Energy (17.1%), Information Technology (14.1%) and Industrials (7.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
ii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

4	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2010 and August 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2010 and held for the six months ended August 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A4	-6.67%	$1,000.00	$933.30	1.30%	$6.33	Class A	5.00%	$1,000.00	$1,018.65	1.30%	$6.61
Class B4	-6.59	1,000.00	934.10	2.22	10.82	Class B	5.00	1,000.00	1,014.01	2.22	11.27
Class C4	-6.81	1,000.00	931.90	1.95	9.50	Class C	5.00	1,000.00	1,015.38	1.95	9.91
Class FI	-6.75	1,000.00	932.50	1.30	6.33	Class FI	5.00	1,000.00	1,018.65	1.30	6.61
Class R	-6.85	1,000.00	931.50	1.53	7.45	Class R	5.00	1,000.00	1,017.49	1.53	7.78
Class I	-6.55	1,000.00	934.50	0.89	4.34	Class I	5.00	1,000.00	1,020.72	0.89	4.53
Class IS	-6.49	1,000.00	935.10	0.75	3.66	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

[1]	For the six months ended August 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]

The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been -6.76%, -7.21% and -7.08% for Class A, B and C shares, respectively.

6	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class B‡	Class C‡	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/10	6.72%	6.31%	6.24%	6.63%	6.47%	7.09%	7.22%
Five Years Ended 8/31/10	-3.07	-3.82	-3.64	N/A	N/A	-2.66	N/A
Ten Years Ended 8/31/10	-2.35	-2.99	-3.00	N/A	N/A	-1.95	N/A
Inception* through 8/31/10	10.77	9.49	9.21	-9.05	-7.64	8.28	-5.61

With sales charges[2]	Class A‡	Class B‡	Class C‡	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/10	0.59%	1.31%	5.24%	6.63%	6.47%	7.09%	7.22%
Five Years Ended 8/31/10	-4.21	-4.01	-3.64	N/A	N/A	-2.66	N/A
Ten Years Ended 8/31/10	-2.93	-2.99	-3.00	N/A	N/A	-1.95	N/A
Inception* through 8/31/10	10.53	9.49	9.21	-9.05	-7.64	8.28	-5.61

Cumulative total returns
Without sales charges[1]
Class A (8/31/00 through 8/31/10)	-21.16%
Class B (8/31/00 through 8/31/10)	-26.15
Class C (8/31/00 through 8/31/10)	-26.22
Class FI (Inception date of 4/30/07 through 8/31/10)	-27.12
Class R (Inception date of 12/28/06 through 8/31/10)	-25.32
Class I (8/31/00 through 8/31/10)	-17.84
Class IS (Inception date of 8/4/08 through 8/31/10)	-11.28

Historical performance

Value of $10,000 invested in

Class A, B, C and I Shares of Legg Mason ClearBridge Aggressive Growth Fund vs. Russell 3000 Growth Index† — August 2000 - August 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, FI, R, I and IS shares are October 24, 1983, November 6, 1992, May 13, 1993, April 30, 2007, December 28, 2006, January 30, 1996 and August 4, 2008, respectively.

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares on August 31, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2010. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	The total returns reflect a payment received due to settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	7

Schedule of investments

August 31, 2010

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Common Stocks — 100.2%
Consumer Discretionary — 18.5%
Internet & Catalog Retail — 1.0%
Liberty Media Holding Corp., Interactive Group, Series A Shares	4,000,000	$42,200,000	*
Media — 17.3%
Ascent Media Corp., Class A Shares	77,060	2,057,887	*
Cablevision Systems Corp., New York Group, Class A Shares	7,749,900	194,444,991
CBS Corp., Class B Shares	786,900	10,874,958
Comcast Corp., Class A Shares	1,895,600	32,452,672
Comcast Corp., Special Class A Shares	12,024,320	193,230,822
DIRECTV, Class A Shares	2,567,532	97,360,814	*
Discovery Communications Inc., Class A Shares	745,600	28,146,400	*
Discovery Communications Inc., Class C Shares	770,600	26,046,280	*
Liberty Global Inc., Series A Shares	699,831	19,259,349	*
Liberty Global Inc., Series C Shares	709,748	19,546,460	*
Liberty Media Corp. — Starz, Series A Shares	342,633	20,468,895	*
Liberty Media Holding Corp., Capital Group, Series A Shares	793,300	35,761,964	*
Madison Square Garden Inc., Class A Shares	2,001,825	39,205,743	*
Viacom Inc., Class B Shares	786,900	24,724,398
World Wrestling Entertainment Inc., Class A Shares	997,200	13,980,744
Total Media		757,562,377
Specialty Retail — 0.2%
Charming Shoppes Inc.	2,635,700	8,882,309	*
Total Consumer Discretionary		808,644,686
Energy — 17.1%
Energy Equipment & Services — 10.8%
Core Laboratories N.V.	1,915,890	151,221,198
National-Oilwell Varco Inc.	1,820,061	68,416,093
Weatherford International Ltd.	16,807,460	250,599,228	*
Total Energy Equipment & Services		470,236,519
Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp.	5,966,445	274,396,806
Total Energy		744,633,325
Financials — 3.2%
Capital Markets — 0.7%
Cohen & Steers Inc.	1,348,400	28,774,856
Goldman Sachs Group Inc.	27,200	3,724,768
Total Capital Markets		32,499,624
Thrifts & Mortgage Finance — 2.5%
Astoria Financial Corp.	3,976,730	47,959,364
New York Community Bancorp Inc.	3,797,990	60,350,061
Total Thrifts & Mortgage Finance		108,309,425
Total Financials		140,809,049
Health Care — 38.3%
Biotechnology — 22.2%
Alkermes Inc.	1,055,800	13,999,908	*
Amgen Inc.	5,051,900	257,848,976	*

See Notes to Financial Statements.

8	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Schedule of investments (cont’d)

August 31, 2010

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Biotechnology — continued
AP Pharma Inc.	135,875	$80,166	*
Biogen Idec Inc.	5,828,750	313,586,750	*
Genzyme Corp.	4,572,070	320,547,828	*
Isis Pharmaceuticals Inc.	952,000	7,463,680	*
Vertex Pharmaceuticals Inc.	1,644,640	54,832,298	*
Total Biotechnology		968,359,606
Health Care Equipment & Supplies — 2.3%
Covidien PLC	2,865,710	101,274,191
Health Care Providers & Services — 7.3%
UnitedHealth Group Inc.	10,017,500	317,755,100
Pharmaceuticals — 6.5%
BioMimetic Therapeutics Inc.	1,457,900	13,296,048	*(a)
Forest Laboratories Inc.	6,374,370	173,956,557	*
Teva Pharmaceutical Industries Ltd., ADR	697,670	35,288,149
Valeant Pharmaceuticals International	1,036,191	59,777,859	*
Total Pharmaceuticals		282,318,613
Total Health Care		1,669,707,510
Industrials — 7.6%
Aerospace & Defense — 2.7%
L-3 Communications Holdings Inc.	1,751,945	116,679,537
Construction & Engineering — 0.7%
Fluor Corp.	645,850	28,843,661
Industrial Conglomerates — 2.5%
Tyco International Ltd.	2,968,910	110,680,965
Machinery — 1.7%
Pall Corp.	2,239,580	76,571,240
Total Industrials		332,775,403
Information Technology — 14.1%
Communications Equipment — 0.9%
Arris Group Inc.	1,152,943	9,419,544	*
Nokia Oyj	611,972	5,230,894
Nokia Corp. ADR	2,595,008	22,213,269
Total Communications Equipment		36,863,707
Computers & Peripherals — 3.6%
LaserCard Corp.	267,700	926,242	*
SanDisk Corp.	3,344,900	111,184,476	*
Seagate Technology PLC	4,506,260	45,648,414	*
Total Computers & Peripherals		157,759,132
Electronic Equipment, Instruments & Components — 2.1%
Dolby Laboratories Inc., Class A Shares	250,000	13,855,000	*
Tyco Electronics Ltd.	3,066,750	75,196,710
Total Electronic Equipment, Instruments & Components		89,051,710
Semiconductors & Semiconductor Equipment — 5.5%
Broadcom Corp., Class A Shares	3,891,410	116,625,558
Cree Inc.	1,092,640	58,499,945	*
DSP Group Inc.	350,000	2,355,500	*

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	9

Legg Mason ClearBridge Aggressive Growth Fund

Security			Shares	Value
Semiconductors & Semiconductor Equipment — continued
Intel Corp.			2,857,540	$50,635,609
Standard Microsystems Corp.			669,200	12,125,904	*
Total Semiconductors & Semiconductor Equipment				240,242,516
Software — 2.0%
Advent Software Inc.			956,720	47,520,282	*
Autodesk Inc.			1,494,900	41,483,475	*
Total Software				89,003,757
Total Information Technology				612,920,822
Materials — 1.4%
Metals & Mining — 1.4%
Freeport-McMoRan Copper & Gold Inc., Class B Shares			637,000	45,851,260
Nucor Corp.			400,000	14,712,000
Total Materials				60,563,260
Total Investments before Short-Term Investment (Cost — $2,722,308,483)				4,370,054,055

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.0%
Repurchase Agreements — 0.0%
Interest in $37,100,000 joint tri-party repurchase agreement dated 8/31/10 with Barclays Capital Inc.; Proceeds at maturity — $1,102,007; (Fully collateralized by U.S. government obligations, 1.125% due 6/15/13; Market value — $1,124,042) (Cost — $1,102,000)	0.240%	9/1/10	$1,102,000	1,102,000
Total Investments — 100.2% (Cost — $2,723,410,483#)				4,371,156,055
Liabilities in Excess of Other Assets — (0.2)%				(7,829,761)
Total Net Assets — 100.0%				$4,363,326,294

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer at any time during the year. At August 31, 2010, the total market value of Affiliated Companies was $13,296,048, and the cost was $11,452,496 (Note 6).

#	Aggregate cost for federal income tax purposes is $2,727,170,071.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

10	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Statement of assets and liabilities

August 31, 2010

Assets:
Investments in unaffiliated securities, at value (Cost — $2,711,957,987)	$4,357,860,007
Investments in affiliated securities, at value (Cost — $11,452,496)	13,296,048
Cash	193
Receivable for Fund shares sold	6,140,459
Dividends and interest receivable	3,093,928
Receivable for securities sold	391,687
Prepaid expenses	152,767
Total Assets	4,380,935,089

Liabilities:
Payable for Fund shares repurchased	9,810,688
Investment management fee payable	2,804,938
Distribution fees payable	1,644,567
Trustees’ fees payable	70,601
Accrued expenses	3,278,001
Total Liabilities	17,608,795
Total Net Assets	$4,363,326,294

Net Assets:
Par value (Note 7)	$517
Paid-in capital in excess of par value	2,931,013,999
Accumulated net investment loss	(283,124)
Accumulated net realized loss on investments and foreign currency transactions	(215,150,670)
Net unrealized appreciation on investments	1,647,745,572
Total Net Assets	$4,363,326,294

Shares Outstanding:
Class A	27,792,613
Class B	7,423,568
Class C	8,609,860
Class FI	6,643
Class R	112,574
Class I	5,270,211
Class IS	2,464,225

Net Asset Value:
Class A (and redemption price)	$87.14
Class B*	$75.18
Class C*	$76.39
Class FI (and redemption price)	$87.43
Class R (and redemption price)	$86.75
Class I (and redemption price)	$92.40
Class IS (and redemption price)	$92.64
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$92.46

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	11

Statement of operations

For the Year Ended August 31, 2010

Investment Income:
Dividends	$42,675,927
Interest	5,292
Less: Foreign taxes withheld	(582,712)
Total Investment Income	42,098,507

Expenses:
Investment management fee (Note 2)	34,125,255
Distribution fees (Notes 2 and 5)	21,060,739
Transfer agent fees (Note 5)	13,199,183
Trustees’ fees	450,792
Shareholder reports	383,424
Legal fees	157,391
Registration fees	149,621
Insurance	98,882
Audit and tax	69,800
Custody fees	18,433
Interest expense (Note 1)	13,063
Miscellaneous expenses	35,324
Total Expenses	69,761,907
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,193)
Net Expenses	69,759,714
Net Investment Loss	(27,661,207)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	60,175,892
Foreign currency transactions	(9,290)
Net Realized Gain	60,166,602
Change in Net Unrealized Appreciation (Depreciation)	270,618,368
Net Gain on Investments and Foreign Currency Transactions	330,784,970
Proceeds from Settlement of a Regulatory Matter (Note 9)	8,476,514
Increase in Net Assets from Operations	$311,600,277

See Notes to Financial Statements.

12	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended August 31,	2010	2009

Operations:
Net investment loss	$(27,661,207)	$(27,543,064)
Net realized gain (loss)	60,166,602	(116,993,018)
Change in net unrealized appreciation (depreciation)	270,618,368	(1,491,793,850)
Proceeds from settlement of a regulatory matter (Note 9)	8,476,514	—
Increase (Decrease) in Net Assets From Operations	311,600,277	(1,636,329,932)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	769,733,245	857,801,409
Cost of shares repurchased	(1,401,629,338)	(1,698,691,872)
Decrease in Net Assets From Fund Share Transactions	(631,896,093)	(840,890,463)
Decrease in Net Assets	(320,295,816)	(2,477,220,395)

Net Assets:
Beginning of year	4,683,622,110	7,160,842,505
End of year*	$4,363,326,294	$4,683,622,110
* Includes accumulated net investment loss of:	$(283,124)	$(132,122)

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares[1]	2010		2009	2008	2007[2]	2006[2]

Net asset value, beginning of year	$81.65		$103.41	$115.36	$109.36	$101.83

Income (loss) from operations:
Net investment loss	(0.36)		(0.31)	(0.58)	(0.69)	(0.64)
Net realized and unrealized gain (loss)	5.77		(21.45)	(11.37)	6.69	8.17
Proceeds from settlement of a regulatory matter	0.08		—	—	—	—
Total income (loss) from operations	5.49		(21.76)	(11.95)	6.00	7.53

Net asset value, end of year	$87.14		$81.65	$103.41	$115.36	$109.36
Total return[3]	6.72	%†	(21.04)%	(10.36)%	5.49%	7.39%

Net assets, end of year (millions)	$2,422		$2,415	$3,358	$4,354	$4,274

Ratios to average net assets:
Gross expenses	1.29%[5]		1.34%[5]	1.19%	1.15%[4]	1.13%
Net expenses	1.29	[5]	1.34 [5]	1.19	1.15 [4,6]	1.13 [6]
Net investment loss	(0.41)		(0.43)	(0.52)	(0.59)	(0.59)

Portfolio turnover rate	0%[7]		4%	1%	0%[7]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.14%.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Amount represents less than 1%.

†	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 6.63% (Note 9).

See Notes to Financial Statements.

14	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class B Shares[1]	2010		2009	2008	2007[2]	2006[2]

Net asset value, beginning of year	$70.72		$90.48	$101.76	$ 97.28	$91.33

Income (loss) from operations:
Net investment loss	(1.06)		(0.87)	(1.32)	(1.47)	(1.36)
Net realized and unrealized gain (loss)	5.02		(18.89)	(9.96)	5.95	7.31
Proceeds from settlement of a regulatory matter	0.50		—	—	—	—
Total income (loss) from operations	4.46		(19.76)	(11.28)	4.48	5.95

Net asset value, end of year	$75.18		$70.72	$90.48	$101.76	$97.28
Total return[3]	6.31	%†	(21.84)%	(11.09)%	4.61%	6.51%

Net assets, end of year (millions)	$558		$752	$1,316	$1,955	$2,251

Ratios to average net assets:
Gross expenses	2.24%[5]		2.30%[5]	2.02%	1.99%[4]	1.95%
Net expenses	2.24	[5]	2.30 [5]	2.02	1.98 [4,6]	1.95 [6]
Net investment loss	(1.37)		(1.40)	(1.35)	(1.43)	(1.42)

Portfolio turnover rate	0%[7]		4%	1%	0%[7]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.97%.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Amount represents less than 1%.

†	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.60% (Note 9).

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class C Shares[1]	2010		2009	2008	2007[2]	2006[2]

Net asset value, beginning of year	$71.90		$91.60	$102.81	$98.09	$91.94

Income (loss) from operations:
Net investment loss	(0.83)		(0.63)	(1.12)	(1.29)	(1.21)
Net realized and unrealized gain (loss)	5.10		(19.07)	(10.09)	6.01	7.36
Proceeds from settlement of a regulatory matter	0.22		—	—	—	—
Total income (loss) from operations	4.49		(19.70)	(11.21)	4.72	6.15

Net asset value, end of year	$76.39		$71.90	$91.60	$102.81	$98.09
Total return[3]	6.24	%†	(21.51)%	(10.90)%	4.81%	6.69%

Net assets, end of year (millions)	$658		$773	$1,255	$1,798	$1,900

Ratios to average net assets:
Gross expenses	1.93%[5]		1.91%[5]	1.80%	1.80%[4]	1.80%
Net expenses	1.93	[5]	1.91 [5]	1.80	1.80 [4,6]	1.78 [6]
Net investment loss	(1.05)		(1.01)	(1.13)	(1.24)	(1.24)

Portfolio turnover rate	0%[7]		4%	1%	0%[7]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.78%.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Amount represents less than 1%.

†	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.94% (Note 9).

See Notes to Financial Statements.

16	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class FI Shares[1]	2010	2009	2008	2007[2]

Net asset value, beginning of year	$81.99	$103.70	$115.43	$119.97

Income (loss) from operations:
Net investment loss	(0.42)	(0.21)	(0.26)	(0.12)
Net realized and unrealized gain (loss)	5.86	(21.50)	(11.47)	(4.42)
Total income (loss) from operations	5.44	(21.71)	(11.73)	(4.54)

Net asset value, end of year	$87.43	$81.99	$103.70	$115.43
Total return[3]	6.63%	(20.94)%	(10.16)%	(3.78)%

Net assets, end of year (000s)	$581	$1,572	$2,886	$1,517

Ratios to average net assets:
Gross expenses	1.43%[4]	1.19%[4]	0.97%	0.99%[5]
Net expenses	1.29 [4,6,7]	1.19 [4]	0.97	0.99 [5]
Net investment loss	(0.46)	(0.29)	(0.24)	(0.29) [5]

Portfolio turnover rate	0%[8]	4%	1%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2007 (inception date) to August 31, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[5]	Annualized.

[6]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.30%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class R Shares[1]	2010	2009	2008	2007[2,3]

Net asset value, beginning of year	$81.48	$103.28	$115.30	$116.16

Income (loss) from operations:
Net investment loss	(0.52)	(0.36)	(0.62)	(0.52)
Net realized and unrealized gain (loss)	5.79	(21.44)	(11.40)	(0.34)
Total income (loss) from operations	5.27	(21.80)	(12.02)	(0.86)

Net asset value, end of year	$86.75	$81.48	$103.28	$115.30
Total return[4]	6.47%	(21.11)%	(10.43)%	(0.74)%

Net assets, end of year (000s)	$9,765	$9,431	$7,313	$2,895

Ratios to average net assets:
Gross expenses	1.47%[5]	1.42%[5]	1.29%	1.23%[6,7]
Net expenses	1.46 [5,8,9]	1.42 [5]	1.29	1.23 [6,7]
Net investment loss	(0.58)	(0.51)	(0.57)	(0.69) [6]

Portfolio turnover rate	0%[10]	4%	1%	0%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to August 31, 2007.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.23%.

[8]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.55%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Amount represents less than 1%.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class I Shares[1]	2010	2009	2008	2007[2]	2006[2]

Net asset value, beginning of year	$86.28	$108.79	$120.78	$114.00	$105.71

Income (loss) from operations:
Net investment income (loss)	0.01	0.02	(0.04)	(0.20)	(0.19)
Net realized and unrealized gain (loss)	6.11	(22.53)	(11.95)	6.98	8.48
Total income (loss) from operations	6.12	(22.51)	(11.99)	6.78	8.29

Net asset value, end of year	$92.40	$86.28	$108.79	$120.78	$114.00
Total return[3]	7.09%	(20.69)%	(9.93)%	5.95%	7.84%

Net assets, end of year (millions)	$487	$521	$1,112	$1,212	$1,798

Ratios to average net assets:
Gross expenses	0.87%[6]	0.88%[6]	0.71%	0.72%[4]	0.71%
Net expenses	0.87 [5,6]	0.88 [6]	0.71	0.72 [4,7]	0.70 [7]
Net investment income (loss)	0.01	0.02	(0.04)	(0.16)	(0.17)

Portfolio turnover rate	0%[8]	4%	1%	0%[8]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.71%.

[5]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class IS Shares[1]	2010	2009	2008[2]

Net asset value, beginning of year	$86.40	$108.79	$104.42

Income (loss) from operations:
Net investment income	0.13	0.12	0.05
Net realized and unrealized gain (loss)	6.11	(22.51)	4.32
Total income (loss) from operations	6.24	(22.39)	4.37

Net asset value, end of year	$92.64	$86.40	$108.79
Total return[3]	7.22%	(20.58)%	4.18%

Net assets, end of year (000s)	$228,295	$212,121	$109,509

Ratios to average net assets:
Gross expenses	0.75%[6]	0.75%[6]	0.72%[4]
Net expenses	0.75 [5,6]	0.75 [6]	0.72 [4]
Net investment income	0.14	0.16	0.62 [4]

Portfolio turnover rate	0%[7]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 4, 2008 (inception date) to August 31, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the total annual operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be also determined with the assistance of a pricing service using calculations based on indices of domestic securities and the appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statements of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$4,370,054,055	—	—	$4,370,054,055
Short-term investment†	—	$1,102,000	—	1,102,000
Total investments	$4,370,054,055	$1,102,000	—	$4,371,156,055

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	21

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of August 31, 2009	$252,305
Accrued premiums/discounts	—
Realized gain (loss)	$(252,305)
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	0
Transfer in and/or out of level 3	—
Balance as of August 31, 2010	—
Net unrealized appreciation (depreciation) for investments in securities still held at August 31, 2010	—

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

22	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank. Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$19,042,981	—	$(19,042,981)
(b)	(9,290)	$9,290	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	23

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI, R and I shares will not exceed 1.30%, 1.55% and 1.00%, respectively. In addition, total annual operating expenses for Class IS shares will not exceed those of Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended August 31, 2010, fees waived and/or expenses reimbursed amounted to $2,193.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2010, LMIS and its affiliates received sales charges of approximately $578,000 on sales of the Fund’s Class A shares. In addition, for the year ended August 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$7,000	$953,000	$35,000

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended August 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,944,750
Sales	648,900,582

At August 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,929,672,016
Gross unrealized depreciation	(285,686,032)
Net unrealized appreciation	$1,643,985,984

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statements of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2010, the Fund did not invest in any derivative instruments.

24	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$6,427,383	$7,657,127
Class B	6,982,638	3,461,109
Class C	7,597,199	1,394,254
Class FI	2,822	4,999
Class R	50,697	22,612
Class I	—	649,613
Class IS	—	9,469
Total	$21,060,739	$13,199,183

For the year ended August 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class FI	$1,651
Class R	542
Class I	—
Class IS	—
Total	$2,193

6. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended August 31, 2010:

	Affiliate Value at 8/31/09	Purchased		Sold		Dividend Income	Affiliate Value at 8/31/10	Realized Gain (Loss)
		Cost	Shares	Cost	Shares
BioMimetic Therapeutics Inc.	$17,159,483	—	—	—	—	—	$13,296,048	—

7. Shares of beneficial interest

At August 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	25

Transactions in shares of each class were as follows:

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	4,363,297	$395,721,018	5,094,123	$358,739,261
Shares repurchased	(6,140,828)	(552,525,626)	(8,001,181)	(562,737,050)
Net decrease	(1,777,531)	$(156,804,608)	(2,907,058)	$(203,997,789)

Class B
Shares sold	630,333	$48,809,013	1,015,255	$61,787,520
Shares repurchased	(3,840,888)	(298,334,919)	(4,923,844)	(303,278,269)
Net decrease	(3,210,555)	$(249,525,906)	(3,908,589)	$(241,490,749)

Class C
Shares sold	551,765	$43,581,693	861,821	$53,538,450
Shares repurchased	(2,693,331)	(212,021,367)	(3,811,293)	(234,958,724)
Net decrease	(2,141,566)	$(168,439,674)	(2,949,472)	$(181,420,274)

Class FI
Shares sold	3,357	$304,505	8,648	$637,965
Shares repurchased	(15,891)	(1,454,514)	(17,306)	(1,157,113)
Net decrease	(12,534)	$(1,150,009)	(8,658)	$(519,148)

Class R
Shares sold	30,276	$2,704,225	80,758	$5,655,504
Shares repurchased	(33,445)	(3,015,791)	(35,822)	(2,483,564)
Net increase (decrease)	(3,169)	$(311,566)	44,936	$3,171,940

Class I
Shares sold	2,354,133	$229,829,667	1,608,021	$118,111,298
Shares repurchased	(3,123,170)	(286,579,057)	(5,788,073)	(485,618,086)
Net decrease	(769,037)	$(56,749,390)	(4,180,052)	$(367,506,788)

Class IS
Shares sold	507,848	$48,783,124	2,682,904	$259,331,411
Shares repurchased	(498,624)	(47,698,064)	(1,234,481)	(108,459,066)
Net increase	9,224	$1,085,060	1,448,423	$150,872,345

8. Income tax information and distributions to shareholders

During the fiscal years ended 2010 and 2009, the Fund did not make any distributions.

As of August 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(211,391,082)
Other book/tax temporary differences(a)	(283,124)
Unrealized appreciation (depreciation)(b)	1,643,985,984
Total accumulated earnings (losses) — net	$1,432,311,778

*	During the taxable year ended August 31, 2010, the Fund utilized $ 24,884,901 of its capital loss carryover available from prior years. As of August 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
8/31/2016	$(89,268,501)
8/31/2017	(122,122,581)
$(211,391,082)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

26	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Notes to financial statements (cont’d)

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $2,285,684, $4,145,432, $2,045,172 and $227 for Classes A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report	27

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

28	Legg Mason ClearBridge Aggressive Growth Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Aggressive Growth Fund, a series of Legg Mason Partners Equity Trust, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Aggressive Growth Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2010

Legg Mason ClearBridge Aggressive Growth Fund	29

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Aggressive Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

30	Legg Mason ClearBridge Aggressive Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Aggressive Growth Fund	31

Independent Trustees cont’d

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	135
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

32	Legg Mason ClearBridge Aggressive Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Legg Mason ClearBridge Aggressive Growth Fund	33

Additional Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason ClearBridge

Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Clearbridge Aggressive Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0433 10/10 SR10-1203

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2009 and August 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,000 in 2009 and $65,500 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,000 in 2009 and $3,200 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	October 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	October 26, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	October 26, 2010